EXHIBIT 10.93

EXHIBIT G

                          REGISTRATION RIGHTS AGREEMENT

          This agreement dated __________, 1996 is among Henry Schein, Inc., a Delaware corporation ("Parent"), and Lawrence J. Frankel, Norman Frankel,
                       ------
Rudolph Kelemen and Bruce Barber (collectively, the "Stockholders").
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          Pursuant to the terms of the agreement and plan of merger (the "Merger
                                                                          ------
Agreement") dated April ___, 1996 among Parent, SSC Holdings, Inc., an Illinois
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corporation and wholly-owned subsidiary of Parent ("Sub"), Scientific Supply
                                                    ---
Company, an Illinois corporation (the "Company"), and the Stockholders, each
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share of Company Common Stock (as defined in the Merger Agreement) issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) shall be convertible into the right to receive a number of shares of common stock, par value $.01 per share, of Parent ("Parent Common Stock"), as
                                                    -------------------
provided in the Merger Agreement.

          In connection with the transactions contemplated by the Merger Agreement, the parties are entering into this registration rights agreement.

          Accordingly, the parties agree as follows:

          1.   Definitions.  As used in this agreement:
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               1.1  "Prior Holders" means any person or entity previously
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granted rights pursuant to the registration rights agreement dated September 30,
1994 among Parent and certain parties named therein (the "Prior Registration
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Rights Agreement").
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               1.2  "Registrable Shares" means the shares of Parent Common Stock
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issued to the Stockholders pursuant to the Merger Agreement.  Registrable Shares shall cease to be such when (i) a registration statement covering such Registrable Shares has become or been declared effective and they have been disposed of pursuant to that registration statement, (ii) eligible to be sold, transferred or distributed pursuant to or in compliance with Rule 144 (or any similar provision then in force) or any other exemption from registration under the Securities Act of 1933 (the "Securities Act") or (iii) they have been
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otherwise transferred and Parent has delivered new certificates not



























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subject to any stop transfer order or other restriction on transfer and not bearing a legend restricting transfer in the absence of an effective registration statement.

          2.   Piggyback Registration.
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               2.1  Inclusion in Registration.  If at any time after the date of
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this agreement, Parent proposes to register any of its shares of common stock under the Securities Act (other than pursuant to Form S-8 or S-4 or a comparable registration statement, pursuant to an employee benefits plan or in connection with any transaction of the type referred to in Rule 145 under the Securities
Act) it will promptly give notice to the Stockholders of its intention to do so. If any Stockholder notifies Parent within 20 days after receipt of any such notice of its desire to include any Registrable Shares in such proposed registration, Parent shall afford that Stockholder the opportunity to have such Registrable Shares registered under such registration statement.

          Notwithstanding anything in this section 2 to the contrary, Parent shall have the right, in its sole and absolute discretion, at any time after it shall have given any notice pursuant to this section 2 (irrespective of whether a written request for inclusion of any Registrable Shares shall have been made), to elect to postpone or not to file such proposed registration statement or to withdraw the same after filing but prior to the effective date thereof.

               2.2  Underwriting Requirements.  If the registration of which
                    -------------------------
Parent gives notice pursuant to this section 2 is for a registered public offering involving an underwriting of shares, Parent shall so advise the Stockholders as part of the notice given pursuant to section 2.1. Parent shall not be required under this section 2 to include any Registrable Shares in such underwriting unless each Stockholder desiring to participate in such underwritten public offering accepts the terms of the underwriting as agreed upon between Parent and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If any stockholder disapproves of the terms of any such underwriting, that stockholder may elect to withdraw from the underwriting by written notice to Parent and the representative of the underwriters. Any Registrable Shares




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or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

          Subject to the rights of the Prior Holders contained in the Prior Registration Rights Agreement, notwithstanding any other provision of this section 2, if the total number of shares, including the Registrable Shares, requested by all stockholders, to be included in the offering exceeds the number of shares to be sold other than by Parent that the underwriters reasonably believe compatible with the success of the offering, then the number of selling stockholders' shares (including the Registrable Shares) that may be included in the offering shall be apportioned pro rata among all selling stockholders (including the Stockholders) according to the total number of shares entitled to be included in the offering owned by each selling stockholder or in such other proportions as shall mutually be agreed to by all selling stockholders. If the number of Registrable Shares included in the underwriting is less than 50% of the number of Registrable Shares proposed by the Stockholders to be distributed through such underwriting, then, as promptly as practicable, but in any event within six months after the effective date of such registration statement, Parent shall use its reasonable best efforts to either (a) effect a registration of the Registrable Shares or (b) repurchase the Registrable Shares at a price equal to the fair market value of such Registrable Shares at the date of repurchase.

               2.3  Number.   The Stockholders shall be entitled to have their
                    ------
shares included in an unlimited number of registrations pursuant to this section 2.

          3.   Expenses of Registration.  Except as otherwise provided in this
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agreement, Parent shall pay all registration, filing and qualification fees, accounting fees and printing expenses of Parent, reasonable fees and disbursements of counsel for Parent and reasonable fees and expenses of one counsel for the Stockholders up to $5,000. All (i) underwriting discounts and commissions, (ii) stock transfer taxes incurred in respect of the Registrable Shares being sold and (iii) legal and accounting fees, expenses and disbursements of the Stockholders (except as set forth above) shall be borne and paid ratably by the Stockholders of the Registrable Securities included in any such registration.




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          4.   Registration Procedures. In the case of each registration
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effected by Parent pursuant to this agreement, Parent shall:

                    (a) keep such registration statement effective for a period of 120 days or until each Stockholder has completed the distribution described in the registration statement, whichever occurs first;

                    (b) furnish each Stockholder copies of any registration statement and each preliminary or final prospectus, or supplement or amendment required to be prepared pursuant to this agreement, as any Stockholder may from time to time reasonably request;

                    (c) prepare and promptly file with the Securities and Exchange Commission (the "SEC") and promptly notify each Stockholder of the
                          ---
filing of any amendments or supplements to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at any time when a prospectus relating to the Registrable Shares is required to be delivered under the Securities Act, any event with respect to Parent shall have occurred as a result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; and

                    (d) use its best efforts to qualify as soon as reasonably practicable the Registrable Shares included in the registration statement for sale under the securities or blue-sky laws of such states and jurisdictions within the United States as shall be reasonably requested by any Stockholder; provided that Parent shall not be required in connection therewith or as a
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condition thereto to qualify to do business, to become subject to taxation or to file a consent to service of process generally in any of the aforesaid states or jurisdictions.

          5.   Delay of Registration
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          No Stockholder shall have any right to take any action to restrain, enjoin or otherwise delay any registration as a result of any controversy that may arise with respect to the interpretation or implementation of this agreement.



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          6.  Indemnification
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                    (a)  Parent shall indemnify each Stockholder offering
Registrable Shares for sale pursuant to each registration that has been effected pursuant to this agreement against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such Stockholder for any legal or other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that Parent shall pay for only one firm
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of counsel for all such Stockholders and Parent shall not be liable to a
Stockholder in any such case (i) to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon information furnished to Parent by such Stockholder or
(ii) in the case of a sale directly by a Stockholder of Registrable Shares (including a sale of such Registrable Shares through any underwriter retained by such Stockholder engaging in a distribution on behalf of such Stockholder), such untrue statement or omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Stockholder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Shares to the person or entity asserting any such loss, claim, damage or liability.

                    (b) Each of the Stockholders shall, if Registrable Shares held by them are included in the securities as to which such registration is being effected, severally indemnify Parent, each of its directors and officers who sign such registration statement, each affiliate and control person of Parent, each underwriter, if any, of Parent's securities covered by such registration statement, each other Stockholder and each other security holder whose securities are included in such registration, and each affiliate thereof against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement under which such Registrable Shares were registered under














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the Securities Act, or based on any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Parent, such directors, officers, employees, affiliates, other Stockholders or security holders or underwriters for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement in reliance upon and in conformity with information furnished to Parent by such Holder.

                   (c)   Each party entitled to indemnification under this
section 6 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and any claim or any litigation resulting therefrom. In case any action is brought against an Indemnified Party, and it notifies the Indemnifying Parties of the commencement thereof, the Indemnifying Party will be entitled to participate in and, to the extent it so determines, assume the defense thereof; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense.
After notice from the Indemnifying Party of its election to so assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          7.   Conditions to Registration.  As a condition to Parent's
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obligation under this agreement to cause a registration statement to be filed or
Registrable Shares to be included in a registration statement, each Stockholder shall provide such information and execute such documents as may reasonably be required in connection with such registration. In addition, Parent shall not be obligated to file a registration statement or to include Registrable








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Shares in a registration statement under this agreement as to any Stockholder,
(i) if Parent shall have received opinions of counsel reasonably satisfactory to such Stockholder and to the effect that the proposed disposition of such Registrable Shares by such Holder may be effected without registration under the Securities Act, (ii) to the extent any such Registrable Shares can then be sold during a single three month period pursuant to Rule 144 under the Securities Act or (iii) unless such Stockholder shall enter into customary agreements (including underwriting and lock-up agreements in customary form) and take all such other actions as Parent or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of the Registrable Shares of such Stockholder. Without limiting the foregoing, no Stockholder may participate in any registration under this agreement which is underwritten unless such Stockholder (a) agrees to sell its securities on the basis provided in any such underwriting arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

          8.   Rule 144.  With a view to making available the benefits of
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certain rules and regulations of the SEC which may permit the sale of the restricted securities to the public without registration, Parent agrees to (a) make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act at all times filed by the Company for an offering of its securities to the general Public, and (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of Parent under the Securities Exchange Act of 1934.

          9.  Notices.  All notices and other communications under this
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agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice):
































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if to Parent, to:

          Henry Schein, Inc.
          135 Duryea Road
          Melville, New York 11747
          Fax:  516-843-5675
          Attention:  Mark E. Mlotek, Esq.

with a copy to:

          Proskauer Rose Goetz & Mendelsohn LLP
          1585 Broadway
          New York, New York 10036
          Fax:  212-969-2900
          Attention:  Richard L. Goldberg, Esq.

     if to the Stockholders, to:

          Scientific Supply Company
          9405 West River Street
          Schiller Park, Illinois 60176
          Fax:  847-671-0064
          Attention:  Lawrence Frankel

with a copy to:

          Aronberg Goldgehn Davis & Garmisa
          Suite 3000 One IBM Plaza
          Chicago, Illinois
          Fax:  312-828-9635
          Attention:  Ned S. Robertson, Esq.

All such notices and communications shall be deemed received upon (a) actual receipt by the addressee, (b) actual delivery to the appropriate address or (c) in the case of a facsimile transmission, upon transmission by the sender and issuance by the transmitting machine of a confirmation slip confirming the number of pages constituting the notice have been transmitted without error.

          10.  Assignment.  The registration rights granted pursuant to this
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agreement shall not be assignable.

          11.  Separability.  If any provision of this agreement is invalid or
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unenforceable, the balance of this agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall






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nevertheless remain applicable to all other persons and circumstances.

          12.  Governing Law.  This agreement shall be governed by and construed
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in accordance with the law of the State of Delaware applicable to agreements made and to be performed wholly in Delaware.

          13.  Equitable Relief.  The parties acknowledge that the remedy at law
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for breach of this agreement may be inadequate and that, in addition to any other remedy a party may have for a breach of this agreement, that party may be entitled to an injunction restraining any such breach or threatened breach, or a decree of specific performance, without posting any bond or security. The remedy provided in this section 13 is in addition to, and not in lieu of, any other rights or remedies a party may have.

          14.  Counterparts.  This agreement may be executed in any number of
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counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement.

                              HENRY SCHEIN, INC.


                              By:_____________________
                                 Name:
                                 Title:


                              _________________________
                              Lawrence J. Frankel


                              _________________________
                              Norman Frankel


                              _________________________
                              Rudolph Kelemen


                              _________________________
                              Bruce Barber





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